                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                        -----------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: November 10, 2000





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



        New York                     33-89380-01              37-0152681
----------------------------  ------------------------  ----------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
 of incorporation)                                      Identification Number)


    Mercantile Bank
    National Association
    140 West Hawthorne
    Hartford, Illinois                                            62048
---------------------------------------------                  ------------
(Address of principal executive offices)                        (Zip Code)


             Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.     OTHER EVENTS.
            -------------

            The October 2000 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on November 10, 2000.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of October, 2000.

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                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:    \s\ John Deibel
                                    Name:  John Deibel
                                    Title: Vice President



Date:  November 17, 2000

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                              INDEX TO EXHIBITS
                              -----------------

Exhibit
 Number                          Exhibits
-------                          --------
    1                            Monthly Report to Floating Rate
                                 Credit Card Participation Certificates,
                                 Series 1995-1, investors for the month
                                 of October, 2000.
